UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2009
                                                          ---------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

               Delaware                0-28815            06-1241321
               --------                -------           ----------
     State or other Jurisdiction     (Commission        (IRS Employer
            of Incorporation)        File Number)     Identification No.)


      13  North Street, Litchfield, Connecticut           06759
      -----------------------------------------           -----
       (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01.    Other Events.

            The Company has issued a press release indicating that it has filed an extension pertaining to the filing of its Annual Report on Form 10-K for the year ended December 31, 2008. A copy of the press release is included as an Exhibit to this Report on Form 8-K.


Item 9.01     Financial Statements and Exhibits.

              (c) Exhibits.

Exhibit No.   Description
-----------   ------------------------------------------------------------------

99.1          Press Release dated March 31, 2009



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By   /s/ Carroll A. Pereira
                                           -------------------------------------
                                           Carroll A. Pereira
                                           Chief Financial Officer


Dated:  March 31, 2009

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